UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                         811-5717

Dreyfus Worldwide Dollar Money Market Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	4/30/2009

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus Worldwide Dollar Money Market Fund, Inc.

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the six-month period from November 1, 2008, through April 30, 2009.

While investors’ assets have continued to flow into the money markets in record amounts in 2008 and so far still in 2009, yields consequently fell as the market digested increased supply-and-demand dynamics along with historically low short-term interest rates. The Federal Reserve Board’s target of 0% to 0.25% for the overnight federal funds rate has served as an anchor for short-term money market yields in an economy that has struggled with a 6.3% annualized contraction over the fourth quarter of 2008 and a 5.7% economic contraction during the first quarter of 2009.

We generally have remained cautious in the absence of real economic progress, but the equity market’s gyrations and the results of the recent bank stress tests have illustrated the importance of a long-term investment focus, and the extreme importance of having ample liquidity factored into your investment objectives. That’s why we continue to encourage you to speak regularly with your financial consultant, to discuss with you the potential benefits of an investment strategy that complements your current liquidity needs and long-term investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus Worldwide Dollar Money Market Fund produced an annualized yield of 0.79%. Taking into account the effects of compounding, the fund also produced an annualized effective yield of 0.79%.1

Money market yields declined along with short-term interest rates as the Federal Reserve Board (the “Fed”) reduced its target for the overnight federal funds rate to 0%-0.25% in its attempts to stimulate economic growth and stabilize the banking system.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic and foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Financial Crisis and Recession Roiled Credit Markets

The reporting period began in the midst of the most severe recession since the 1930s, which had been exacerbated in September by a global banking crisis. Just weeks before the start of the reporting period, major financial institutions found themselves unable to obtain short-term fund-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

ing due to massive losses among mortgage- and asset-backed securities. In the ensuing tumult, the U.S. government effectively nationalized Fannie Mae, Freddie Mac and insurer AIG; Lehman Brothers filed for bankruptcy; and other major firms were sold to former rivals. Congress passed the $700 billion Troubled Assets Relief Program (TARP) in an attempt to shore up the nation’s banking system, and the Fed pumped liquidity into the banking system.

Money market funds were not immune to the financial crisis. The Lehman Brothers bankruptcy led to challenging liquidity conditions in the commercial paper market, and the fund’s exposure to Lehman Brothers notes threatened to force its net asset value below $1 per share. However,The Bank of New York Mellon Corporation entered into an agreement with the fund to support the value of its Lehman holdings, enabling it to maintain a steady share price.To forestall an unmanageable surge in withdrawals, the U.S. government adopted the Temporary Guarantee Program for Money Market Funds and other measures, and the commercial paper market subsequently stabilized. On March 31, the U.S. government announced a further extension of the Temporary Guarantee Program for Money Market Funds until September 18, 2009.

Interest Rates Cut to Unprecedented Low Levels

As the reporting period began, job losses continued to mount, and consumer confidence plunged. In late November, The National Bureau of Economic Research officially declared that the U.S. economy has been in a recession since late 2007.The Fed implemented an additional rate cut in December, and the target for the federal funds rate ended 2008 between 0% and 0.25%, a record low. It later was announced that U.S. GDP contracted by 6.3% in the fourth quarter.

Disappointing economic news continued to undermine investor sentiment in January 2009, as the median sales price of single-family homes continued to fall sharply. The U.S. economy lost more than 650,000 jobs per month in February and March, driving the unemployment rate to a 25-year high. Meanwhile, the Conference Board’s Consumer Confidence Index reached the lowest level since its inception in 1967. In its ongoing efforts to stimulate the economy, the U.S. government enacted the $787 billion American Recovery and Reinvestment Act to retain and create jobs, provide budget relief to states and localities, maintain and expand social programs and offer short-term tax relief to businesses and individuals.

After hitting a multi-year low on March 9, the U.S. stock market staged an impressive rebound through the reporting period’s end.The market was buoyed by early signs that the economic downturn may be decelerating, including a lower-than-expected number of jobless claims in April and modest rebounds in some of the more beaten-down regional housing markets. In addition, a decline in the three-month London Interbank Offered Rate (LIBOR) below 1% provided evidence of improvement in the global credit markets. However, home prices nationally at the end of the first quarter were 13.8% lower than one year earlier, the largest quarterly slump on record, and the unemployment rate climbed to 8.9% in April. The first quarter of 2009 ended with a –5.7% annualized GDP growth rate.

Maintaining a Focus on Quality

In the wake of September’s dramatic developments and due to highly challenging liquidity conditions in the commercial paper market, we focused on money market instruments with overnight maturities early in the reporting period.As credit conditions stabilized, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Despite recent signs of potential economic improvement, we remain concerned regarding liquidity conditions and tighter loan standards. Therefore, we currently intend to maintain the fund’s conservative credit posture and focus on liquidity.

May 15, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s annualized yield and annualized effective yield would have been 0.74% and 0.74%, respectively.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Dollar Money Market Fund, Inc. from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2009

Expenses paid per $1,000†	$ 4.07
Ending value (after expenses)	$1,003.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

Expenses paid per $1,000†	$ 4.11
Ending value (after expenses)	$1,020.73

† Expenses are equal to the fund’s annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2009 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—43.7%	Amount ($)	Value ($)
Allied Irish Banks (Yankee)
2.00%, 6/17/09	10,000,000	10,000,000
Banco Bilbao Vizcaya Argenteria Puerto Rico (Yankee)
0.70%, 5/26/09	25,000,000	25,000,087
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
1.00%, 6/17/09	25,000,000	25,000,000
Barclays Bank PLC (Yankee)
1.10%, 6/23/09	25,000,000	25,000,000
Calyon (Yankee)
1.20%, 6/2/09	25,000,000	25,000,000
Canadian Imperial Bank of Commerce (Yankee)
0.85%, 7/7/09	25,000,000	25,000,000
Citibank (South Dakota) N.A., Sioux Falls
1.28%, 6/18/09	25,000,000	25,000,000
Mizuho Corporate Bank (Yankee)
1.00%, 6/17/09	25,000,000	25,000,000
Natixis (Yankee)
1.10%, 7/31/09	25,000,000	25,000,000
Royal Bank of Scotland PLC (Yankee)
1.25%, 7/16/09	25,000,000	25,000,000
State Street Bank and Trust Co.
0.95%, 5/20/09	25,000,000	25,000,000
Sumitomo Mitsui Banking Corporation (Yankee)
0.91%, 7/20/09	25,000,000	25,000,000
Total Negotiable Bank Certificates of Deposit
(cost $285,000,087)		285,000,087

Commercial Paper—42.7%
Abbey National North America LLC
0.20%, 5/1/09	15,000,000	15,000,000
Bank of Ireland
1.64%, 5/28/09	25,000,000 [a]	24,969,438
CAFCO LLC
1.10%, 6/8/09	25,000,000 [a]	24,970,972
Cancara Asset Securitisation Ltd.
1.05%, 5/20/09	25,000,000 [a]	24,986,146

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)
CHARTA LLC
1.10%, 6/4/09	25,000,000 [a]	24,974,028
CIESCO LLC
1.10%, 6/2/09	25,000,000 [a]	24,975,556
Danske Corp., Inc.
1.00%, 6/5/09	25,000,000 [a]	24,975,694
General Electric Capital Services Inc.
1.00%, 5/8/09	25,000,000	24,995,139
ING (US) Funding LLC
0.98%, 7/6/09	25,000,000	24,955,083
Ranger Funding Company, LLC
0.67%, 5/1/09	25,000,000 [a]	25,000,000
Regency Markets No. 1 LLC
1.00%, 5/8/09	14,300,000 [a]	14,297,219
Sanpaolo IMI U.S. Financial Co.
0.98%, 5/4/09	25,000,000	24,997,958
Total Commercial Paper
(cost $279,097,233)	279,097,233

Corporate Notes—4.3%
Bank of America Corp.
0.40%, 5/1/09	25,000,000	25,000,000
Lehman Brothers Holdings Inc.
0.00%, 3/27/09	20,000,000 [b,c,d,e]	2,900,000
Total Corporate Notes
(cost $45,000,000)		27,900,000

U.S. Government Agency—7.7%
Federal Home Loan Bank
1.29%, 6/11/09
(cost $50,000,000)	50,000,000 [f]	50,000,000

Repurchase Agreements—3.4%
Barclays Financial LLC
0.16%, dated 4/30/09, due 5/1/09 in the
amount of $7,500,033 (fully collateralized
by $7,208,800 U.S. Treasury Notes,
6.50%, due 2/15/10, value $7,650,103)	7,500,000	7,500,000

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)
Deutsche Bank Securities
0.15%, dated 4/30/09, due 5/1/09 in the amount of
$15,000,063 (fully collateralized by $10,885,000
Federal Farm Credit Bank, 2.25%, due 4/24/12,
value $10,940,133, $3,945,000 Federal Home
Loan Bank, 4.73%, due 7/2/12, value $4,029,596
and $967,000 Federal National Mortgage
Association, Strips, due 1/15/29, value $331,149)	15,000,000	15,000,000
Total Repurchase Agreements
(cost $22,500,000)		22,500,000

Other—2.1%
Credit Support Agreement
(cost $0)	0 [c]	13,946,645

Total Investments (cost $681,597,320)	103.9%	678,443,965

Liabilities, Less Cash and Receivables	(3.9%)	(25,217,935)

Net Assets	100.0%	653,226,030

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, these securities amounted to $189,149,053 or 29.0% of net assets.
b	Bankrupt security matured on March 27, 2009. Security valued at fair value based on similar defaulted securities that have not matured.
c	The Bank of NewYork Mellon Corporation (BNY Mellon) has entered into a Capital Support Agreement with the fund, which provides that BNY Mellon, at no cost to the fund, will contribute capital to the fund up to 100% of the amortized cost of the security to the extent that the fund maintains a net asset value of $.995 on the sale, final liquidation or other final payment of the security.
d	Issuer filed for bankruptcy.
e	Non-income producing—security in default.
f	Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	52.1	Finance	3.8
Asset-Backed/Multi-Seller Programs	21.3	Repurchase Agreements	3.4
Foreign/Governmental	9.2	Other	2.1
U.S. Government Agency	7.7	Brokerage Firms	.5
Asset-Backed/Certificates—Other	3.8		103.9

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments—Note 1(b)	681,597,320	664,497,320
Capital Support Agreement—Note 1(e)		13,946,645
Cash		1,099,125
Interest receivable		405,858
Prepaid expenses		179,842
		680,128,790
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		396,347
Payable for investment securities purchased		25,000,000
Payable for shares of Common Stock redeemed		1,388,724
Accrued expenses		117,689
		26,902,760
Net Assets ($)		653,226,030
Composition of Net Assets ($):
Paid-in capital		656,379,380
Accumulated net realized gain (loss) on investments		5
Accumulated gross unrealized (depreciation) on investments		(3,153,355)
Net Assets ($)		653,226,030
Shares Outstanding
(25 billion shares of $.001 par value of Common Stock authorized)		656,511,297
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Interest Income	5,304,755
Expenses:
Management fee—Note 2(a)	1,646,959
Shareholder servicing costs—Note 2(b)	832,924
Treasury insurance expense—Note 1(f)	215,409
Professional fees	50,111
Custodian fees—Note 2(b)	44,227
Registration fees	18,635
Directors’ fees and expenses—Note 2(c)	7,623
Miscellaneous	54,858
Total Expenses	2,870,746
Less—reduction in management fee
due to undertaking—Note 2(a)	(150,114)
Less—reduction in fees due to
earnings credits—Note 1(b)	(35,622)
Net Expenses	2,685,010
Investment Income—Net	2,619,745
Gross Unrealized (Depreciation) on Investments—Note 1(b) ($)	(403,004)
Net Increase in Net Assets Resulting from Operations	2,216,741

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations ($):
Investment income—net	2,619,745	20,493,406
Net realized gain (loss) on investments	—	340
Net realized appreciation
(depreciation) on investments	(403,004)	(2,750,351)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,216,741	17,743,395
Dividends to Shareholders from ($):
Investment income—net	(2,619,745)	(20,493,406)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	181,877,497	473,131,131
Dividends reinvested	2,555,276	19,955,242
Cost of shares redeemed	(201,747,222)	(524,639,712)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(17,314,449)	(31,553,339)
Total Increase (Decrease) in Net Assets	(17,717,453)	(34,303,350)
Net Assets ($):
Beginning of Period	670,943,483	705,246,833
End of Period	653,226,030	670,943,483

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.029	.046	.041	.021	.005
Distributions:
Dividends from
investment income—net	(.004)	(.029)	(.046)	(.041)	(.021)	(.005)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.79	2.91	4.70	4.20	2.14	.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87[a]	.79	.79	.82	.84	.85
Ratio of net expenses
to average net assets	.82[a]	.76	.75	.75	.75	.75
Ratio of net investment income
to average net assets	.80[a]	2.88	4.60	4.12	2.08	.49
Net Assets, end of period
($ x 1,000)	653,226	670,943	705,247	700,509	739,965	851,019

a Annualized.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost (other than those securities covered by a Capital Support Agreement, as described in Note 1(e) below, which are carried at market value based upon valuations provided by an independent pricing service approved by the Board of Directors) in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

Investments in
Valuation Inputs	Securities ($)
Level 1—Quoted Prices	—
Level 2—Other Significant Observable Inputs	678,443,965
Level 3—Significant Unobservable Inputs	—
Total	678,443,965

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2009, the cost of investments for federal income tax purposes was $681,597,320; accordingly, accumulated net unrealized depreciation on investments was $3,153,355, consisting of $13,946,645 gross unrealized appreciation and $17,100,000 gross unrealized depreciation.

(e) Capital Support Agreement: The fund holds notes (the “Notes”) issued by Lehman Brothers Holdings, Inc. (“Lehman”). In order to mitigate the negative impact of holding these securities in light of the bankruptcy of Lehman, on September 16, 2008, the fund entered into a Capital Support Agreement (the “Agreement”) with BNY Mellon, the parent company of the fund’s adviser. Pursuant to the Agreement, BNY Mellon has agreed to provide capital support to the fund, subject to an aggregate limit of $20 million (the “Maximum Capital Support Payment”), if any of the following events result in the fund’s net asset value falling below $0.9950:

(i)	Any final sale or other final liquidation of the Notes by the fund for cash in an amount, after deduction of costs, which is less than the amortized cost value of the Notes as of the date such sale or liquidation is consummated;
(ii)	Receipt by the fund of final payment on the Notes in cash in an amount less than the amortized cost value of the Notes less costs in respect thereof, as of the date such final payment is received; and
(iii)	The date upon which a court of competent jurisdiction over the matter discharges Lehman from liability in respect of the Notes, and such discharge results in the receipt of aggregate payments on the Notes in an amount less than the amortized cost value of the Notes, less costs in respect thereof, as of the date such final payment is received.

The obligations of BNY Mellon to provide capital support shall terminate upon the earliest to occur of (i) the repayment in full of the Notes, (ii) BNY Mellon making payments equal to the Maximum Capital Support Payment, (iii) the date on which the fund no longer holds any Notes, (iv) the mutual agreement of the fund and BNY Mellon to terminate the Agreement and (v) 5:00 p.m. Eastern Time on the date which is 364 days from the date of the Agreement unless BNY Mellon elects in writing to extend the term of the Agreement.

(f) Treasury’s Temporary Guarantee Program: The fund has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was extended by the Treasury until April 30, 2009 and has been extended by the Treasury until September 18, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial term and the extended periods of the Program required a payment to the Treasury in the amount of .015% .022% and .023%, respectively, of the fund’s shares outstanding

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

as of September 19, 2008 (valued at $1.00 per share).This expense is being borne by the fund without regard to any expense limitation currently in effect.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from November 1, 2008 through April 30, 2009 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .75% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $150,114 during the period ended April 30, 2009.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of ..25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2009, the fund was charged $381,751 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $318,100 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $31,078 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $44,227 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $2,394 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $271,807, custodian fees $33,257, chief compliance officer fees $2,793 and transfer agency per account fees $112,102, which are offset against an expense reimbursement currently in effect in the amount of $23,612.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 21

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Worldwide Dollar Money Market Fund, Inc.

By: /s/ J. David Officer J. David Officer, President Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ J. David Officer J. David Officer, President Date: June 29, 2009 By: /s/ James Windels James Windels, Treasurer Date: June 29, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)